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EXHIBIT 1

                             JOINT FILING AGREEMENT

         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13G and amendments thereto, in accordance with the provisions of Rule 13d-1(d) of the Securities Exchange Act of 1934, as amended.

Date:  February 13, 2002

                               SCF-III, L.P.
                               By: SCF-II, L.P.
                                   By: L.E. Simmons & Associates, Incorporated

                                       By:  /s/ Anthony DeLuca
                                            ------------------------------------
                                            Anthony DeLuca, Managing Director



                               SCF-II, L.P.
                               By: L.E. Simmons & Associates, Incorporated

                                       By:  /s/ Anthony DeLuca
                                            ------------------------------------
                                            Anthony DeLuca, Managing Director



                               SCF-IV, L.P.
                               By: SCF-IV, G.P., Limited Partnership
                                   By: L.E. Simmons & Associates, Incorporated

                                       By:  /s/ Anthony DeLuca
                                            ------------------------------------
                                            Anthony DeLuca, Managing Director



                               SCF-IV, G.P., LIMITED PARTNERSHIP
                               By: L.E. Simmons & Associates, Incorporated

                                       By:  /s/ Anthony DeLuca
                                            ------------------------------------
                                            Anthony DeLuca, Managing Director



                               L.E. SIMMONS & ASSOCIATES, INCORPORATED


                               By:      /s/ Anthony DeLuca
                                  ------------------------------------
                                    Anthony DeLuca, Managing Director



                               L.E. SIMMONS

                                      /s/ L.E. Simmons
                               ---------------------------------
                                L.E. Simmons, individually